SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          FORM 8-K/A

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2011

           SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

    Delaware	  000-6658        04-2217279
_______________   ____________   __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
______________________________________________________
(Address of principal executive offices) (Zip code)

                    (631) 567-4700
______________________________________________________
(Registrant's telephone number, including area code)

                    Not Applicable
_____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-	Written communications pursuant to Rule 425 under the securities
Act (17 CFR 230.435)

-	Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note
________________

This Form 8-K/A is being filed as an amendment ("Amendment No.1") to the Current Report on Form 8-K filed on November 17, 2011. The sole purpose of this Amendment is to include as Exhibit 10(e) a copy of the License Agreement between the University of Maryland Baltimore County and Fluorometrix Corporation, as amended.


Item 9.01	Financial Statements and Exhibits

(c) Exhibits.	The following is filed as an exhibit:

       Exhibit
       Number				Exhibit
________________ ______________________________________________________
10(e)	           License Agreement between University of Maryland
Baltimore County and Fluorometrix Corporation, as of January 31, 2001 and Amendments thereto dated as of April 27, 2001, May 4, 2004,
December 31, 2005 and May 1, 2008.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIENTIFIC INDUSTRIES, INC.
                                        (Registrant)


                                        Date:  November 21, 2011

			                 By: /s/ Helena R. Santos
                                        ________________________
                                        Helena R. Santos,
			                President and Chief Executive
 			                Officer